UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – January 9, 2013

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 9, 2013, Energy Future Holdings Corp. (“EFH Corp.”) issued a press release announcing the early tender results with respect to previously announced (i) private exchange offers by Energy Future Intermediate Holding Company LLC, a wholly-owned subsidiary of EFH Corp., and its wholly-owned subsidiary, EFIH Finance Inc. (collectively, the “Offerors”), to exchange up to approximately $1.3 billion aggregate principal amount of new 10.000% Senior Secured Notes due 2020 issued by the Offerors (the “New First Lien Notes”) for any and all outstanding (a) 9.75% Senior Secured Notes due 2019 issued by EFH Corp., (b) 10.000% Senior Secured Notes due 2020 issued by EFH Corp. and (c) 9.75% Senior Secured Notes due 2019 issued by the Offerors (collectively, the “Existing First Lien Notes”) and (ii) concurrent solicitations by EFH Corp. and the Offerors of consents from holders of Existing First Lien Notes to proposed amendments to the indentures governing the Existing First Lien Notes and to such Existing First Lien Notes. In that press release, EFH Corp. also announced the early tender results with respect to the previously announced private exchange offers by the Offerors to exchange up to approximately $124 million aggregate principal amount of new 11.25%/12.25% Senior Toggle Notes due 2018 issued by the Offerors (the “New Unsecured Notes”) for any and all outstanding 10.875% Senior Notes due 2017 issued by EFH Corp. and 11.250%/12.000% Senior Toggle Notes due 2017 issued by EFH Corp. A copy of the press release is attached hereto as Exhibit 99.1.

Neither this Current Report on Form 8-K nor the press release shall constitute an offer to sell, or the solicitation of an offer to buy, any of the New First Lien Notes or the New Unsecured Notes (collectively, the “New Notes”), nor shall there be any sale of the New Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The New Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The exchange offers are not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The exchange offers are being made only in the United States to “qualified institutional buyers” (as that term is defined in Rule 144A of the Securities Act) and to certain non-U.S. persons (as that term is defined in Regulation S under the Securities Act) located outside the United States.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated January 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

January 9, 2013

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